April 16, 2003



              METRIS REPORTS FIRST QUARTER NET LOSS OF $25 MILLION

         MINNETONKA, Minn. (April 16, 2003) - Metris Companies Inc. (NYSE: MXT) today reported a net loss for the quarter ended March 31, 2003 of $25.0 million, or $0.61 per share. These results include approximately $12.0 million in pre-tax write-downs of excess property, equipment and operating leases and another $4.8 million charge for a workforce reduction.

         "We are pleased with the progress that we have made during the quarter," said David Wesselink, Metris chairman and chief executive officer. "We have completed the key steps in our liquidity plan, including $850 million in bank conduit facilities, an operating agreement with the OCC that resulted in a $155 million dividend from our bank and a term loan commitment from Thomas H. Lee Equity Fund IV, L.P. as a backup facility. Our management team continues its focus on improving portfolio performance and returning to profitability."

         At March 31, 2003, the Company's owned credit card portfolio was $686 million, down from $846 million at December 31, 2002. Managed credit card loans at March 31, 2003 declined by approximately $745 million to $10.7 billion. The decrease in managed portfolio balances was due to continued slower account growth, tighter underwriting standards and more stringent credit line management strategies.

         In the first quarter, the owned net charge-off rate was 3.9 percent, compared with 34.2 percent in the fourth quarter of 2002. The managed net charge-off rate for the first quarter was 17.9 percent, compared to 18.0 percent for the fourth quarter 2002. In the fourth quarter of 2002, we sold a $72.5 million portfolio of revoked and 2-cycle plus delinquent assets. Excluding the sale, the owned net charge-off rate would have been 5.8 percent and the managed net charge-off rate would have been 15.9 percent in the fourth quarter 2002. The Company has experienced a higher charge-off rate over the last year due to the weak economic environment, higher bankruptcies, a declining receivable base and the 2001 credit line increase program.

         The owned delinquency rate was 8.2 percent at March 31, 2003, compared to 0.9 percent at December 31, 2002. The managed delinquency rate was 11.5 percent for the first quarter, compared to 11.0 percent in the fourth quarter. Excluding the sale of revoked and 2-cycle plus delinquent assets, the owned delinquency rate would have been 8.7 percent and the managed delinquency rate would have been 11.6 percent in the fourth quarter 2002.

         Metris Companies Inc. (NYSE: MXT) is one of the nation's leading providers of financial products and services. The Company issues credit cards through its wholly owned subsidiary, Direct Merchants Credit Card Bank, N.A. Through its enhancement services division, Metris also offers consumers a comprehensive array of value-added products, including credit protection and insurance, extended service plans and membership clubs. For more information, visit www.metriscompanies.com or www.directmerchantsbank.com.

         Certain information discussed in this press release may constitute forward-looking statements within the meaning of the Federal Securities law. Although the Company believes that the expectations reflected in such forward-looking statements are based on reasonable assumptions, it can give no assurance that its expectations will be achieved. Forward-looking information is subject to certain risks, trends and uncertainties that could cause actual results to differ materially from those projected. Among those factors are: higher default and bankruptcy rates of the Company's target market of moderate-income consumers; interest rate risks; risks associated with acquired portfolios; dependence on the securitization markets and other funding sources; state and federal laws and regulations that limit the Company's business activities, product offerings and fees; privacy laws that could result in lower marketing revenue and penalties for non-compliance; and general economic conditions that can have a negative impact on the performance of loans and marketing of enhancement services. For further information on factors that could impact the Company, and statements contained herein, reference should be made to the Company's filings with the Securities and Exchange Commission, including quarterly reports on Form 10-Q, current reports on Form 8-K and annual reports on Form 10-K.



Investor Relations                                   Media Relations
Mark Van Ert                                         Mike Smith
Senior Vice President                                Vice President
Phone: 952.525.5092                                  Phone: 952.417.5759
Fax: 952.417.5613                                    Fax: 952.417.5613

METRIS COMPANIES INC. AND SUBSIDIARIES
Consolidated Balance Sheets
(Dollars in thousands, except per-share data) (unaudited)
                                                                                   March 31,            December 31,
                                                                                     2003                   2002
Assets
Cash and due from banks                                                         $     90,770           $     62,813
Federal funds sold                                                                   102,300                 88,000
Short-term investments                                                               412,155                429,419
                                                                                ------------           ------------
Cash and cash equivalents                                                            605,225                580,232
                                                                                ------------           ------------
Retained interests in loans securitized                                            1,670,171              1,736,912
Less: Valuation allowance                                                            931,052                986,517
                                                                                ------------           ------------
Net retained interests in loans securitized                                          739,119                750,395
                                                                                ------------           ------------
Credit card loans                                                                    686,285                846,417
Less: Allowance for loan losses                                                      125,357                 90,315
                                                                                ------------           ------------
Net credit card loans                                                                560,928                756,102
                                                                                ------------           ------------
Property and equipment, net                                                           75,205                 83,831
Purchased portfolio premium                                                           58,083                 64,579
Other receivables due from credit card securitizations, net                          276,134                184,220
Other assets                                                                         168,843                174,987
                                                                                ------------           ------------
     Total assets                                                               $  2,483,537           $  2,594,346
                                                                                ============           ============
Liabilities
Deposits                                                                        $    801,498           $    892,754
Debt                                                                                 358,276                357,649
Accounts payable                                                                      50,480                 53,589
Deferred income                                                                      138,207                159,267
Accrued expenses and other liabilities                                               100,125                 72,062
                                                                                ------------           ------------
     Total liabilities                                                             1,448,586              1,535,321
                                                                                ------------           ------------
Stockholders' Equity
Convertible preferred stock-Series C, par value $.01 per share;
     10,000,000 shares authorized, 1,182,098 and 1,156,086 shares
     issued and outstanding, respectively                                            440,332                430,642
Common stock, par value $.01 per share;
     300,000,000 shares authorized, 64,759,515 and
     64,223,231 issued, respectively                                                     648                    642
Paid-in capital                                                                      228,702                227,376
Unearned compensation                                                                   (448)                    --
Treasury stock - 7,055,300 shares                                                    (58,308)               (58,308)
Retained earnings                                                                    424,025                458,673
                                                                                ------------           ------------
     Total stockholders' equity                                                    1,034,951              1,059,025
                                                                                ------------           ------------
     Total liabilities and stockholders' equity                                 $  2,483,537           $  2,594,346
                                                                                ============           ============

METRIS COMPANIES INC. AND SUBSIDIARIES
Consolidated Statements of Income
(In thousands, except per-share data) (unaudited)
                                                                                           Three Months Ended
                                                                                                March 31,
                                                                                    2003                   2002
Interest Income:
Credit card loans                                                               $     29,907           $     88,526
Federal funds sold                                                                       359                    114
Other                                                                                  1,895                  1,204
                                                                                ------------           ------------
Total interest income                                                                 32,161                 89,844
Deposit interest expense                                                              10,908                 23,653
Other interest expense                                                                 8,433                  8,512
                                                                                ------------           ------------
Total interest expense                                                                19,341                 32,165
                                                                                ------------           ------------
Net Interest Income                                                                   12,820                 57,679
Provision for loan losses                                                             44,786                111,876
                                                                                ------------           ------------
Net Interest Expense After Provision for Loan Losses                                 (31,966)               (54,197)
                                                                                ------------           ------------

Other Operating Income:
Net securitization and credit card servicing income                                   56,396                157,419
Credit card fees, interchange and other credit card income                            21,757                 61,000
Enhancement services revenues                                                         93,684                 94,996
                                                                                ------------           ------------
                                                                                     171,837                313,415
                                                                                ------------           ------------

Other Operating Expense:
Credit card account and other product solicitation and marketing expenses             36,054                 40,552
Employee compensation                                                                 53,381                 56,548
Data processing services and communications                                           19,178                 22,306
Enhancement services claims expense                                                   13,022                 11,207
Credit card fraud losses                                                                 940                  2,228
Purchased portfolio premium amortization                                               6,496                  8,455
Occupancy and equipment                                                                9,613                 12,797
MasterCard/Visa assessment and fees                                                    2,415                  3,834
Asset impairments, lease write-offs and severance                                     16,777                     --
Other                                                                                 19,639                 16,461
                                                                                ------------           ------------
                                                                                     177,515                174,388
                                                                                ------------           ------------

Income (Loss) Before Income Taxes                                                    (37,644)                84,830
Income tax expense (benefit)                                                         (12,686)                32,490
                                                                                ------------           ------------
Net (Loss) Income                                                                    (24,958)                52,340
Convertible preferred stock dividends-Series C                                         9,689                  9,188
                                                                                ------------           ------------
Net Income (Loss) Applicable to Common Stockholders                             $    (34,647)          $     43,152
                                                                                ============           ============

Earnings (Loss) per share:
Basic                                                                                  (0.61)                  0.55
Diluted                                                                                (0.61)                  0.54

Shares used to compute earnings (loss) per share:
Basic                                                                                 57,257                 96,032
Diluted                                                                               57,257                 96,973

METRIS COMPANIES INC. AND SUBSIDIARIES
Financial & Statistical Summary
(In thousands, except per-share data) (unaudited)
                                                                                  Three Months Ended
                                                     March 31,       December 31,     September 30,     June 30,        March 31,
                                                       2003             2002              2002            2002            2002
Selected Operating Data (Owned Basis):
Credit card loans                                  $   686,285       $   846,417      $   765,489     $ 1,317,238      $ 2,219,800
Delinquency ratio (over 30 days)(1)                        8.2%              0.9%             6.2%           11.3%            10.2%
Average credit card loans                          $   751,674       $   836,922      $   871,014     $ 1,478,108      $ 2,052,596
Net charge-off ratio annualized(1)                         3.9%             34.2%            38.4%           23.1%            16.5%
Allowance for loan losses                          $   125,357       $    90,315      $   120,968     $   275,279      $   416,914
    as a percent of  credit card loans                    18.3%             10.7%            15.8%           20.9%            18.8%
    as a percent of 30-day plus delinquent
        receivables                                      222.2%           1146.7%           255.6%          184.9%           184.2%
Average interest-earning assets                    $ 1,408,663       $ 1,451,620      $ 1,781,914     $ 1,983,972      $ 2,352,655
Net interest margin                                        3.7%              5.0%             1.8%            8.5%             9.9%
Average assets                                     $ 2,667,183       $ 2,806,740      $ 3,119,838     $ 3,468,206      $ 3,959,648
Return on average assets annualized                        N/A               N/A              N/A             N/A              5.4%
Average total stockholder's equity                 $ 1,046,219       $ 1,090,985      $ 1,113,984     $ 1,159,002      $ 1,154,370
Return on average total stockholders' equity
      annualized                                           N/A               N/A              N/A             N/A             18.4%

Per-Share Statistics:
(Loss) earnings per share (diluted)                $     (0.61)      $     (1.02)     $     (0.19)    $     (0.74)     $      0.54
Book value per common share (period-end)(2)              11.11             11.53            12.11           11.97            12.44
Stock price (period-end)                                  2.35              2.47             2.31            8.31            20.00
Shares outstanding (period-end)                         57,704            57,168           58,074          60,936           62,243
Shares used to compute EPS (diluted)                    57,257            57,199           58,311          61,503           96,973

Enhancement Services Data:
Revenue:
Credit protection                                  $    50,976       $    55,362      $    57,730     $    59,859      $    61,683
Membership products                                     30,554            26,249           28,405          21,108           17,160
Warranty/other                                          12,154            12,176           13,482          14,682           16,153
                                                   -----------       -----------      -----------     -----------      -----------
Total revenue                                      $    93,684       $    93,787      $    99,617     $    95,649      $    94,996
                                                   ===========       ===========      ===========     ===========      ===========

Deferred revenue (period-end):
Credit protection                                  $    15,507       $    16,912      $    18,295     $    19,130      $    19,810
Membership products                                     99,519           114,184          118,833         128,852          131,893
Warranty/other                                          13,045            17,584           19,965          24,264           28,123
                                                   -----------       -----------      -----------     -----------      -----------
Total deferred revenue                             $   128,071       $   148,680      $   157,093     $   172,246      $   179,826
                                                   ===========       ===========      ===========     ===========      ===========
Deferred acquisition costs (period-end)            $    61,647       $    73,219      $    79,843     $    81,389      $    80,343
Total enrollments                                          519               917              921             733              721
Third-party enrollments                                    286               609              604             327              285
Active members (period-end)                              4,699             5,094            5,496           5,487            5,587


1 Excluding the sale of $72.5 million of 2-cycle plus delinquent assets in December 2002, the owned delinquency ratio would have been 8.7 percent and the owned net charge-off ratio would have been 5.8 percent for the three months ended December 31, 2002. Excluding the sale of $47 million of 2-cycle plus delinquent assets in September 2002, the owned delinquency ratio would have been 11.3 percent and the owned net charge-off ratio would have been 19.5 percent for the three months ended September 30, 2002.
2 Book value is calculated assuming conversion of preferred stock.

METRIS COMPANIES INC. AND SUBSIDIARIES
Financial & Statistical Summary
(In thousands, except per-share data) (unaudited)
The following information is not in conformity with accounting principles generally accepted in the United States of America, however, we believe the information is relevant to understanding the overall financial condition and results of operations of the Company.

                                                                                  Three Months Ended
                                                     March 31,       December 31,     September 30,     June 30,        March 31,
                                                       2003             2002              2002            2002            2002
Selected Operating Data (Managed Basis):
Period-end gross active accounts:
      Credit card loans                                    426               509              486             835            1,170
      Retained interests and investors'
        interests in loans securitized                   2,778             2,889            3,070           2,852            2,601
                                                   -----------       -----------      -----------     -----------      -----------
      Managed                                            3,204             3,398            3,556           3,687            3,771
                                                   ===========       ===========      ===========     ===========      ===========
Period-end loans:
      Credit card loans                            $    686,28       $   846,417      $   765,489     $ 1,317,238      $ 2,219,800
      Retained interests and investors'
        interests in loans securitized               9,989,060        10,573,769       10,915,438      10,477,057        9,651,042
                                                   -----------       -----------      -----------     -----------      -----------
      Managed                                      $10,675,345       $11,420,186      $11,680,927     $11,794,295      $11,870,842
                                                   ===========       ===========      ===========     ===========      ===========
Average loans:
      Credit card loans                            $    751,67       $   836,922      $   871,014     $ 1,478,108      $ 2,052,596
      Retained interests and investors'
        interests in loans securitized              10,405,396        10,759,665       10,995,629      10,422,605        9,991,919
                                                   -----------       -----------      -----------     -----------      -----------
      Managed                                      $11,157,070       $11,596,587      $11,866,643     $11,900,713      $12,044,515
                                                   ===========       ===========      ===========     ===========      ===========
Delinquencies
      Credit card loans                            $    56,419             7,876      $    47,322     $   148,903      $   226,347
      Retained interests and investors'
        interests in loans securitized               1,170,536         1,252,073        1,201,849       1,047,236          927,764
                                                   -----------       -----------      -----------     -----------      -----------
      Managed                                      $ 1,226,955       $ 1,259,949      $ 1,249,171     $ 1,196,139      $ 1,154,111
                                                   ===========       ===========      ===========     ===========      ===========
Delinquency ratio (over 30 days):
      Credit card loans                                    8.2%              0.9%             6.2%           11.3%            10.2%
      Retained interests and investors'
        interests in loans securitized                    11.7%             11.8%            11.0%           10.0%             9.6%
      Managed(1)                                          11.5%             11.0%            10.7%           10.1%             9.7%
Net charge-offs
      Credit card loans                            $     7,259       $    72,168      $    84,406     $    85,099      $    83,678
      Retained interests and investors'
        interests in loans securitized                 486,486           453,796          404,455         356,688          300,496
                                                   -----------       -----------      -----------     -----------      -----------
      Managed                                      $   493,745       $   525,964      $   488,861     $   441,787      $   384,174
                                                   ===========       ===========      ===========     ===========      ===========
Net charge-off ratio annualized:
      Credit card loans                                    3.9%             34.2%            38.4%           23.1%            16.5%
      Retained interests and investors'
        interests in loans securitized                    19.0%             16.7%            14.6%           13.7%            12.2%
      Managed(1)                                          17.9%             18.0%            16.3%           14.9%            12.9%
Average interest-earning assets
      Owned                                        $ 1,408,663       $ 1,451,620      $ 1,781,914     $ 1,983,972      $ 2,352,655
      Retained interests and investors'
        interests in loans securitized              10,405,396        10,759,665       10,995,629      10,422,833        9,991,919
                                                   -----------       -----------      -----------     -----------      -----------
      Managed                                      $11,814,059       $12,211,285      $12,777,543     $12,406,805      $12,344,574
                                                   ===========       ===========      ===========     ===========      ===========
Net interest income
      Owned                                        $    12,820       $    18,206      $     8,164     $    41,838      $    57,679
      Retained  interests and investors'
        interests in loans securitized                 408,427           437,924          446,172         387,036          380,594
                                                   -----------       -----------      -----------     -----------      -----------
      Managed                                      $    421,24       $   456,130      $   454,336     $    428,87      $   438,273
                                                   ===========       ===========      ===========     ===========      ===========
Net interest margin
      Owned                                                3.7%              5.0%             1.8%            8.5%             9.9%
      Retained  interests and interests'
        interests in loans securitized                    15.9%             16.1%            16.1%           14.9%            15.4%
      Managed                                             14.5%             14.8%            14.1%           13.9%            14.4%

1 Excluding the sale of $72.5 million of 2-cycle plus delinquent assets in December 2002, the managed delinquency ratio would have been 11.6 percent and the managed net charge-off ratio would have been 15.9 percent for the three months ended December 31, 2002. Excluding the sale of $47 million of 2-cycle plus delinquent assets in September 2002, the managed delinquency ratio would have been 11.0 percent and the managed net charge-off ratio would have been
  15.0 percent for the three months ended September 30, 2002.